Exhibit 99.1

National Commerce Corporation Announces Third Quarter 2016 Earnings

BIRMINGHAM, AL (October 25, 2016) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (the “Company” or “NCC”), the parent company of National Bank of Commerce, today reported third quarter 2016 net income to common shareholders of $4.8 million, compared to $2.5 million for the third quarter of 2015. Diluted net earnings per share were $0.43 in the third quarter of 2016, compared to $0.39 in the second quarter of 2016 and $0.26 in the third quarter of 2015. For the nine months ended September 30, 2016, NCC earned $12.9 million, or $1.17 in diluted earnings per share, up from $6.7 million, or $0.74 per diluted share, for the nine months ended September 30, 2015.

“I am pleased with the continued growth in our profitability in 2016, with another quarter of Return on Average Assets above 1.0% and year-to-date diluted earnings per share growth of 58%,” said John H. Holcomb, III, Chairman and Chief Executive Officer of the Company. “Our asset quality, which is very important to the company’s ability to achieve its long term goals, also remains good, though we can never lose our focus on continued vigilance in that very critical component of our business. Our third quarter loan growth was below our long term expectations for ourselves, in part due to some expected payoffs, so we need to continue our focus on attracting additional high quality customer relationships to our bank.”

Several important measures from the third quarter of 2016 are as follows:

●	Net Interest Margin (taxable equivalent) of 4.18%, up 0.16% from the 4.02% reported for the third quarter of 2015. The margin decreased 0.05% compared to the 2016 second quarter.
●	Return on Average Assets of 1.08%, compared to 0.75% for the third quarter of 2015 and 1.00% for the second quarter of 2016.
●	Return on Average Equity of 8.36%, compared to 5.62% for the third quarter of 2015 and 7.84% for the second quarter of 2016.
●	Return on Average Tangible Common Equity of 10.90%, compared to 6.85% for the third quarter of 2015 and 10.31% for the 2016 second quarter.
●	Third quarter 2016 loan growth (excluding mortgage loans held-for-sale) of $5.8 million; non-acquired loans grew $30.8 million in the quarter.
●	Increase in deposits of $39.0 million.
●	$91.6 million in mortgage production, compared to $82.3 million for the third quarter of 2015.
●	$172.4 million in purchased volume in the factoring division, compared to $182.7 million for the third quarter of 2015.
●	Decrease in non-acquired non-performing assets to $2.4 million, from $2.7 million at June 30, 2016.
●	Annualized net charge-offs of 0.02% of average loans, compared to 0.03% for the third quarter of 2015.
●	Provision for loan losses of $0.4 million, compared to $0.9 million in the 2016 second quarter and $0.2 million in the third quarter of 2015.
●	Ending tangible book value per share of $16.37.
●	Ending book value per share of $21.26.

The Company will host a live audio webcast conference call beginning at 8:30 a.m. Central Time on October 26, 2016 to discuss earnings and operating results for the third quarter of 2016. Investors may call in (toll free) by dialing (844) 296-8205 (conference ID 90904212).  A replay of the conference call will be available until October 28, 2016 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.
●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share exclusive of changes in intangible assets.

The Company’s management believes these above measures, each of which utilizes the concept of tangible common equity rather than total common equity, provide useful information to management and investors because they eliminate the impact of goodwill and other intangible assets created in an acquisition. These measures are commonly used by investors when assessing financial institutions.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses, less the allowance for loan losses attributable to factored receivables, divided by nonacquired loans held for investment, excluding factored receivables at the end of the period. This measure is important to investors because it disaggregates the acquired and non-acquired loans and provides a measure that may be more comparable to a bank that has no acquired loans.   This measure also excludes the allowance and factored receivable balances at our Corporate Billing subsidiary, which is helpful to investors because of the somewhat unique nature of that business and the very rapid turnover of those receivables, and provides a measure that is more comparable to a bank that does not have a receivables factoring business.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to NCC’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, NCC acknowledges that the non-GAAP financial measures have a number of limitations. As such, NCC cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Substantially all of the operations of National Commerce Corporation are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama (in Birmingham, Huntsville, Auburn-Opelika, and Baldwin County) and ten full-service banking offices in central Florida (in Vero Beach through National Bank of Commerce; in Longwood, Winter Park, Orlando, and Oviedo through United Legacy Bank, a division of National Bank of Commerce; and in Tavares, Port Orange, St. Augustine, and Ormond Beach through Reunion Bank of Florida, a division of National Bank of Commerce), as well as a loan production office in Atlanta, Georgia. National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company based in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2015 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Earnings Summary
Interest income	$18,836	$18,382	$18,313	$16,488	$13,450
Interest expense	1,959	1,730	1,650	1,507	1,191
Net interest income	16,877	16,652	16,663	14,981	12,259
Provision for loan losses	373	901	1,533	631	201
Other noninterest income (1)	4,002	3,357	3,125	2,136	2,353
Merger/conversion-related expenses	160	12	138	395	122
Other noninterest expense (2)	12,472	12,242	11,915	11,049	9,773
Income before income taxes	7,874	6,854	6,202	5,042	4,516
Income tax expense	2,639	2,072	2,083	1,667	1,453
Net income before minority interest	5,235	4,782	4,119	3,375	3,063
Net income attributable to minority interest	422	428	340	437	573
Net income to common shareholders	$4,813	$4,354	$3,779	$2,938	$2,490

Weighted average common and diluted shares outstanding
Basic	10,890,860	10,866,788	10,855,871	10,345,146	9,438,541
Diluted	11,115,134	11,067,972	11,039,208	10,552,871	9,594,472

Net earnings per common share
Basic	$0.44	$0.40	$0.35	$0.28	$0.26
Diluted	$0.43	$0.39	$0.34	$0.28	$0.26

	September 30,	June 30,	March 31,	December 31,	September 30,
Selected Performance Ratios	2016	2016	2016	2015	2015
Return on average assets (ROAA) (3)	1.08%	1.00%	0.86%	0.72%	0.75%
Return on average equity (ROAE)	8.36	7.84	6.95	5.76	5.62
Return on average tangible common equity (ROATCE)	10.90	10.31	9.21	7.48	6.85
Net interest margin - taxable equivalent	4.18	4.23	4.21	4.06	4.02
Efficiency ratio	60.50	61.24	60.91	66.86	67.72
Operating efficiency ratio (2)	59.73	61.18	60.21	64.55	66.88
Noninterest income / average assets (annualized)	0.90	0.77	0.71	0.52	0.71
Noninterest expense / average assets (annualized)	2.85	2.83	2.76	2.80	2.99
Yield on loans	5.08	5.06	5.17	5.17	5.13
Cost of total deposits	0.40%	0.40%	0.42%	0.40%	0.39%

	September 30,	June 30,	March 31,	December 31,	September 30,
Factoring Metrics	2016	2016	2016	2015	2015
Recourse purchased volume	$71,872	$68,567	$66,554	$74,922	$82,661
Non-recourse purchased volume	100,486	98,550	112,196	97,142	100,055
Total purchased volume	$172,358	$167,117	$178,750	$172,064	$182,716
Average turn (days)	38.13	39.92	38.16	39.68	37.97
Net charge-offs / total purchased volume	0.05%	0.07%	0.27%	0.12%	0.06%
Average discount rate	1.70%	1.69%	1.72%	1.73%	1.74%

	September 30,	June 30,	March 31,	December 31,	September 30,
Mortgage Metrics	2016	2016	2016	2015	2015
Total production ($)	$91,613	$91,466	$63,802	$58,903	$82,276
Refinance (%)	30.4%	17.2%	18.2%	26.0%	19.1%
Purchases (%)	69.6%	82.8%	81.8%	74.0%	80.9%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Balance Sheet Highlights	2016	2016	2016	2015	2015
Cash and cash equivalents	$122,920	$86,163	$123,853	$212,457	$192,882
Total securities	102,848	89,495	82,954	80,863	45,911
Mortgage loans held-for-sale	7,810	19,468	12,529	15,020	7,926
Acquired purchased credit-impaired loans	9,500	10,382	10,205	10,443	5,615
Acquired non-purchased credit-impaired loans	323,125	346,685	356,305	370,872	123,730
Nonacquired loans held for investment (4)	1,009,677	978,836	942,781	870,471	811,011
CBI loans (factoring receivables)	70,066	70,673	74,248	67,628	74,780
Total gross loans held for investment	1,412,368	1,406,576	1,383,539	1,319,414	1,015,136
Allowance for loan losses	11,950	11,642	10,927	9,842	9,391
Total intangibles	52,962	53,154	53,312	53,474	31,291
Total assets	1,779,278	1,735,782	1,735,940	1,763,369	1,350,781
Total deposits	1,499,879	1,460,877	1,498,197	1,514,458	1,141,837
FHLB and other borrowings	7,000	7,000	7,000	22,000	22,000
Subordinated debt	24,487	24,540	-	-	-
Total liabilities	1,547,105	1,509,662	1,514,840	1,546,733	1,173,358
Minority interest	7,357	7,362	7,275	7,372	7,508
Common stock	109	109	109	108	94
Total shareholders' equity	232,173	226,120	221,100	216,636	177,423
Tangible common equity	$178,788	$172,538	$167,447	$162,724	$145,558
End of period common shares outstanding	10,920,423	10,870,033	10,861,487	10,824,969	9,438,541

	As of and For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Asset Quality Analysis	2016	2016	2016	2015	2015
Nonacquired
Nonaccrual loans	$19	$248	$184	$187	$829
Other real estate and repossessed assets	2,068	2,068	2,792	3,873	3,562
Loans past due 90 days or more and still accruing	358	406	452	252	148
Total nonacquired nonperforming assets	$2,445	$2,722	$3,428	$4,312	$4,539
Acquired
Nonaccrual loans	$2,982	$3,099	$3,617	$3,508	$2,829
Other real estate and repossessed assets	92	92	92	92	72
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$3,074	$3,191	$3,709	$3,600	$2,901
Selected asset quality ratios
Nonperforming assets / Assets	0.31%	0.34%	0.41%	0.45%	0.55%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.39	0.42	0.51	0.60	0.73
Net charge-offs (recoveries) to average loans (annualized)	0.02	0.05	0.13	0.06	0.03
Allowance for loan losses to total loans	0.85	0.83	0.79	0.75	0.93
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (4)	0.24	0.28	0.36	0.49	0.56
Allowance for loan losses to nonacquired nonperforming loans	3,169.76	1,780.12	1,718.08	2,241.91	961.21
Allowance for loan losses to nonacquired loans (4)	1.13%	1.14%	1.11%	1.07%	1.10%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Taxable Equivalent Yields/Rates	2016	2016	2016	2015	2015
Interest income:
Loans	5.08%	5.06%	5.17%	5.17%	5.13%
Mortgage loans held-for-sale	4.12	3.51	4.40	3.44	4.17
Interest on securities:
Taxable	2.55	1.95	2.68	3.05	3.30
Non-taxable	4.85	4.93	4.90	4.96	4.99
Cash balances in other banks	0.60	0.65	0.58	0.35	0.31
Total interest-earning assets	4.66	4.67	4.63	4.46	4.41

Interest expense:
Interest on deposits	0.54	0.54	0.56	0.54	0.50
Interest on FHLB and other borrowings	4.04	4.08	2.97	2.01	2.00
Interest on subordinated debt	6.32	6.34	-	-	-
Total interest-bearing liabilities	0.68	0.62	0.58	0.57	0.54
Net interest spread	3.98	4.05	4.05	3.89	3.87
Net interest margin	4.18%	4.23%	4.21%	4.06%	4.02%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	9.74%	9.51%	9.13%	9.68%	10.39%
Tier 1 Common Capital Ratio	11.63	11.25	11.18	11.18	12.88
Tier 1 Risk-based Capital Ratio	11.63	11.25	11.18	11.18	12.88
Total Risk-based Capital Ratio	14.18	13.79	11.97	11.91	13.79
Equity / Assets	13.05	13.03	12.74	12.29	13.13
Tangible common equity to tangible assets	10.36%	10.25%	9.95%	9.52%	11.03%
Book value per share	$21.26	$20.80	$20.36	$20.01	$18.80
Tangible book value per share	$16.37	$15.87	$15.42	$15.03	$15.42

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Detail of other noninterest expense
Salaries and employee benefits	$6,948	$6,907	$6,945	$6,077	$5,186
Commission-based compensation	1,104	1,036	875	844	1,048
Occupancy and equipment expense	1,181	1,131	1,135	1,048	871
Data processing expenses	572	618	667	511	464
Advertising and marketing expenses	198	191	160	19	124
Legal fees	182	179	122	173	177
FDIC insurance assessments	246	257	263	242	205
Property and casualty insurance premiums	90	166	223	169	143
Accounting and audit expenses	252	249	250	332	211
Consulting and other professional expenses	330	184	243	387	238
Telecommunications expenses	146	140	159	132	144
ORE, Repo asset and other collection expenses	142	89	59	256	79
Core deposit intangible amortization	191	192	191	175	111
Other noninterest expense	1,050	915	761	1,079	894
Total noninterest expense	$12,632	$12,254	$12,053	$11,444	$9,895

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Non-GAAP Reconciliation	2016	2016	2016	2015	2015
Total shareholders' equity	$232,173	$226,120	$221,100	$216,636	$177,423
Less: intangible assets	52,962	53,154	53,312	53,474	31,291
Less: minority interest not included in intangible assets	423	428	341	438	574
Tangible common equity	$178,788	$172,538	$167,447	$162,724	$145,558
Common shares outstanding at year or period end	10,920,423	10,870,033	10,861,487	10,824,969	9,438,541
Tangible book value per share	$16.37	$15.87	$15.42	$15.03	$15.42
Total assets at end of period	$1,779,278	$1,735,782	$1,735,940	$1,763,369	$1,350,781
Less: intangible assets	52,962	53,154	53,312	53,474	31,291
Adjusted total assets at end of period	$1,726,316	$1,682,628	$1,682,628	$1,709,895	$1,319,490
Tangible common equity to tangible assets	10.36%	10.25%	9.95%	9.52%	11.03%
Total allowance for loan losses	$11,950	$11,642	$10,927	$9,842	$9,391
Less: allowance for loan losses attributable to
CBI (factoring receivables)	500	500	500	500	500
Adjusted allowance for loan losses at end of period	$11,450	$11,142	$10,427	$9,342	$8,891
Nonacquired loans held for investment (4)	1,009,677	978,836	942,781	870,471	811,011
Allowance for loan losses to nonacquired loans (4)	1.13%	1.14%	1.11%	1.07%	1.10%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Non-GAAP Reconciliation
Total average shareholders' equity	$228,953	$223,357	$218,730	$202,299	$175,821
Less: average intangible assets	53,056	53,234	53,388	46,113	31,158
Less: average minority interest not included in intangible assets	282	284	231	331	371
Average tangible common equity	$175,615	$169,839	$165,111	$155,855	$144,292
Net income to common shareholders	4,813	4,354	3,779	2,938	2,490
Return on average tangible common equity (ROATCE)	10.90%	10.31%	9.21%	7.48%	6.85%
Efficiency ratio:
Net interest income	$16,877	$16,652	$16,663	$14,981	$12,259
Total noninterest income	4,002	3,357	3,125	2,136	2,353
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,879	$20,009	$19,788	$17,117	$14,612
Expenses:
Total noninterest expenses	$12,632	$12,254	$12,053	$11,444	$9,895
Efficiency ratio	60.50%	61.24%	60.91%	66.86%	67.72%
Operating efficiency ratio:
Net interest income	$16,877	$16,652	$16,663	$14,981	$12,259
Total noninterest income	4,002	3,357	3,125	2,136	2,353
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$20,879	$20,009	$19,788	$17,117	$14,612
Expenses:
Total noninterest expenses	$12,632	$12,254	$12,053	$11,444	$9,895
Less: merger/conversion-related expenses	160	12	138	395	122
Adjusted noninterest expenses	$12,472	$12,242	$11,915	$11,049	$9,773
Operating efficiency ratio	59.73%	61.18%	60.21%	64.55%	66.88%

(1) Excludes securities gains
(2) Excludes merger/conversion-related expenses
(3) Net income to common shareholders / average assets
(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	September 30, 2016	December 31, 2015
Assets
Cash and due from banks	$27,187	$27,173
Interest-bearing deposits with banks	95,733	185,284
Cash and cash equivalents	122,920	212,457
Investment securities held-to-maturity (fair value of $27,594 and $27,843 at September 30, 2016 and December 31, 2015, respectively)	26,666	27,458
Investment securities available-for-sale	76,182	53,405
Other investments	7,715	6,235
Mortgage loans held-for-sale	7,810	15,020
Loans, net of unearned income	1,412,368	1,319,414
Less: allowance for loan losses	11,950	9,842
Loans, net	1,400,418	1,309,572
Premises and equipment, net	32,158	31,432
Accrued interest receivable	3,442	3,510
Bank-owned life insurance	27,837	27,223
Other real estate	2,160	3,965
Deferred tax assets, net	13,820	14,190
Goodwill	50,748	50,686
Core deposit intangible, net	2,214	2,788
Other assets	5,188	5,428
Total assets	$1,779,278	$1,763,369

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$382,924	$382,946
Interest-bearing demand	220,488	202,649
Savings and money market	618,040	611,887
Time	278,427	316,976
Total deposits	1,499,879	1,514,458
Federal Home Loan Bank advances	7,000	22,000
Subordinated debt	24,487	-
Accrued interest payable	1,083	627
Other liabilities	14,656	9,648
Total liabilities	1,547,105	1,546,733
Commitments and contingencies
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 10,870,033 and 10,824,969 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	109	108
Additional paid-in capital	204,551	202,456
Retained earnings	19,098	6,152
Accumulated other comprehensive income	1,058	548
Total shareholders' equity attributable to National Commerce Corporation	224,816	209,264
Noncontrolling interest	7,357	7,372
Total shareholders' equity	232,173	216,636
Total liabilities and shareholders' equity	$1,779,278	$1,763,369

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Interest and dividend income:
Interest and fees on loans	$17,991	$12,925	$53,143	$36,943
Interest and dividends on taxable investment securities	493	259	1,288	784
Interest on non-taxable investment securities	200	137	601	293
Interest on interest-bearing deposits and federal funds sold	152	129	499	337
Total interest income	18,836	13,450	55,531	38,357
Interest expense:
Interest on deposits	1,499	1,080	4,544	2,959
Interest on borrowings	71	111	223	330
Interest on subordinated debt	389	-	572	-
Total interest expense	1,959	1,191	5,339	3,289
Net interest income	16,877	12,259	50,192	35,068
Provision for loan losses	373	201	2,807	482
Net interest income after provision for loan losses	16,504	12,058	47,385	34,586
Other income:
Service charges and fees on deposit accounts	511	311	1,496	886
Mortgage origination and fee income	2,245	1,439	5,264	4,215
Merchant sponsorship revenue	542	305	1,555	496
Income from bank-owned life insurance	206	86	614	251
Wealth management fees	15	11	39	43
Gain (loss) on other real estate	-	-	275	(24)
Other	483	201	1,241	456
Total other income	4,002	2,353	10,484	6,323
Other expense:
Salaries and employee benefits	6,948	5,186	20,800	15,287
Commission-based compensation	1,104	1,048	3,015	2,900
Occupancy and equipment	1,181	871	3,447	2,536
Core deposit intangible amortization	191	111	574	333
Other operating expense	3,208	2,679	9,103	7,745
Total other expense	12,632	9,895	36,939	28,801
Earnings before income taxes	7,874	4,516	20,930	12,108
Income tax expense	2,639	1,453	6,794	3,809
Net earnings	5,235	3,063	14,136	8,299
Less: Net earnings attributable to noncontrolling interest	422	573	1,190	1,632
Net earnings attributable to National Commerce Corporation	$4,813	$2,490	$12,946	$6,667

Weighted average common and diluted shares outstanding
Basic	10,890,860	9,438,541	10,871,245	8,865,944
Diluted	11,115,134	9,594,472	11,080,746	9,002,885

Basic earnings per common share	$0.44	$0.26	$1.19	$0.75
Diluted earnings per common share	$0.43	$0.26	$1.17	$0.74

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$1,399,016	$17,853	5.08%	$1,391,789	$17,523	5.06%	$1,352,737	$17,373	5.17%	$1,204,437	$15,699	5.17%	$992,223	$12,826	5.13%
Mortgage loans held-for-sale	13,986	145	4.12	17,288	151	3.51	10,503	115	4.40	9,697	84	3.44	9,890	104	4.17
Securities:
Taxable securities	76,787	493	2.55	78,907	383	1.95	61,764	412	2.68	48,097	370	3.05	31,132	259	3.30
Tax-exempt securities	26,029	317	4.85	26,036	319	4.93	26,041	317	4.90	21,982	275	4.96	17,245	217	4.99
Cash balances in other banks	101,422	152	0.60	80,140	129	0.65	151,318	218	0.58	191,077	168	0.35	166,715	129	0.31
Total interest-earning assets	1,617,240	$18,960	4.66	1,594,160	$18,505	4.67	1,602,363	$18,435	4.63	1,475,290	$16,596	4.46	1,217,205	$13,535	4.41
Noninterest-earning assets	148,275			148,959			156,260			145,791			96,824
Total assets	$1,765,515			$1,743,119			$1,758,623			$1,621,081			$1,314,029

Interest-bearing liabilities
Interest-bearing transaction accounts	$214,439	$125	0.23%	$210,776	$124	0.24%	$204,339	$123	0.24%	$196,140	$129	0.26%	$182,056	$118	0.26%
Savings and money market deposits	612,618	713	0.46	603,173	698	0.47	620,429	762	0.49	542,631	612	0.45	443,306	486	0.43
Time deposits	283,022	661	0.93	288,350	654	0.91	306,106	684	0.90	291,399	654	0.89	228,298	476	0.83
Federal Home Loan Bank and other borrowed money	7,000	71	4.04	7,000	71	4.08	10,959	81	2.97	22,104	112	2.01	22,000	111	2.00
Subordinated debt	24,498	389	6.32	11,605	183	6.34	-	-	-	-	-	-	-	-	-
Total interest-bearing liabilities	1,141,577	$1,959	0.68	1,120,904	$1,730	0.62	1,141,833	$1,650	0.58	1,052,274	$1,507	0.57	875,660	$1,191	0.54
Noninterest-bearing deposits	381,205			388,363			386,674			354,812			254,402
Total funding sources	1,522,782			1,509,267			1,528,507			1,407,086			1,130,062
Noninterest-bearing liabilities	13,780			10,495			11,386			11,696			8,146
Shareholders' equity	228,953			223,357			218,730			202,299			175,821
	$1,765,515			$1,743,119			$1,758,623			$1,621,081			$1,314,029
Net interest rate spread			3.98%			4.05%			4.05%			3.89%			3.87%
Net interest income/margin (taxable equivalent)		17,001	4.18%		16,775	4.23%		16,785	4.21%		15,089	4.06%		12,344	4.02%
Tax equivalent adjustment		124			123			122			108			85
Net interest income/margin		$16,877	4.15%		$16,652	4.20%		$16,663	4.18%		$14,981	4.03%		$12,259	4.00%